                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   USEC INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                  [USEC LOGO]

                                   USEC INC.
                              TWO DEMOCRACY CENTER
                              6903 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817

                                                               December 28, 1998

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of USEC Inc. to be held at 10:00 a.m. on Tuesday, February 2, 1999, at the Bethesda Marriott Hotel, 5151 Pooks Hill Road, Bethesda, Maryland. At the meeting, the shareholders will be asked to (i) vote for the election of seven directors, (ii) ratify the appointment of the Company's independent auditors, (iii) vote on the USEC Inc. 1999 Equity Incentive Plan, (iv) vote on the USEC Inc. 1999 Employee Stock Purchase Plan, and (v) consider any other business that may properly come before the meeting.

     Your participation in these matters is important, regardless of the number of shares you own. This Annual Meeting will be the first meeting of shareholders of the Company, and we hope to set a precedent of outstanding shareholder representation at the meeting, in person or by proxy.

     Even if you plan to attend this Annual Meeting, we urge you to take prompt action to assure that your shares will be voted. You may vote your shares by marking, dating and signing the proxy form and returning it in the enclosed envelope, which includes prepaid postage if mailed in the United States. We greatly appreciate your time and effort in participating at the Annual Meeting.

     We are also enclosing for your information a copy of our Annual Report for the fiscal year ended June 30, 1998 and our Quarterly Report on Form 10-Q for the three months ended September 30, 1998.

     We thank you for your interest in USEC Inc.


                                Sincerely,


     /s/ JAMES R. MELLOR                       /s/ WILLIAM H. TIMBERS, JR.
     James R. Mellor                           William H. Timbers, Jr.
     Chairman of the Board                     President and
                                               Chief Executive Officer

                                  [USEC LOGO]

                                   USEC INC.
                              TWO DEMOCRACY CENTER
                              6903 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 2, 1999

     The first Annual Meeting of Shareholders of USEC Inc. will be held at the Bethesda Marriott Hotel, 5151 Pooks Hill Road, Bethesda, Maryland on February 2, 1999 at 10:00 a.m., local time, for the following purposes:

          1. To elect seven (7) directors to serve until the next annual meeting of Shareholders and until their successors have been duly elected and qualified;

          2. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the 1999 fiscal year;

          3. To vote on the adoption of the USEC Inc. 1999 Equity Incentive Plan described further in the Proxy Statement;

          4. To vote on the adoption of the USEC Inc. 1999 Employee Stock Purchase Plan described further in the Proxy Statement; and

          5. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on December 4, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders. Only holders of record of USEC Inc. common stock as of that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     It is important that your shares be represented at this meeting in order that the presence of a quorum may be assured. Whether or not you now expect to be present at the meeting, you are requested to mark, date and sign the enclosed proxy, and return it promptly. A shareholder giving a proxy has the power to revoke it at any time before the authority granted by the proxy is exercised.

                                          By Order of the Board of Directors,

                                          /s/ ROBERT J. MOORE
                                          Robert J. Moore
                                          Vice President, General Counsel
                                          and Secretary

Bethesda, Maryland
December 28, 1998

                                   USEC INC.
                              TWO DEMOCRACY CENTER
                              6903 ROCKLEDGE DRIVE
                               BETHESDA, MD 20817

                                PROXY STATEMENT

SOLICITATION

     The Board of Directors of USEC Inc., a Delaware corporation ("USEC" or the "Company"), is soliciting your proxy on the proxy card enclosed with this Proxy Statement. Your proxy will be voted at the Annual Meeting of Shareholders to be held on February 2, 1999, or any adjournment or postponement of such meeting (the "Annual Meeting"). This Proxy Statement and the enclosed proxy card are first being mailed on or about December 28, 1998, to holders of shares of common stock, par value $.10 of the Company.

     THE BOARD RECOMMENDS VOTING FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS, FOR ADOPTION OF THE USEC INC. 1999 EQUITY INCENTIVE PLAN, AND FOR ADOPTION OF THE USEC INC. 1999 EMPLOYEE STOCK PURCHASE PLAN. Shares of the Company's common stock represented by properly voted proxies received by mail at or prior to the Annual Meeting will be voted in accordance with the instructions indicated thereby. If no instructions are indicated, the proxies will be voted in accordance with the recommendations of the Board. It is not anticipated that any other matters will be brought before the Annual Meeting. However, a shareholder giving a proxy grants discretionary authority to the proxy holders named therein should any other matters be presented at the Annual Meeting, and it is the intention of the proxy holders to act on any other matters in accordance with their best judgment.

     A shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company written notice of revocation bearing a later date than the proxy, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

     The Company will bear the cost of the solicitation of proxies by the Board. The Company has engaged Morrow & Co., Inc. to assist in the solicitation of proxies for a fee estimated to be $15,000 plus reimbursement of reasonable out-of-pocket expenses. In addition to the solicitation of proxies by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone; the directors, officers and employees will not receive any additional compensation for these services.

     The Company has requested that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of shares of the Company's common stock held of record by such persons, and will reimburse the brokers and other fiduciaries for their reasonable out-of-pocket expenses for forwarding the materials.

VOTING PROCEDURES

     Only holders of record of the Company's common stock at the close of business on December 4, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting. A majority of such holders, present in person or represented by proxy, constitutes a quorum. The number of shares of common stock outstanding as of the Record Date was 100,000,000. Each share of common stock entitles its owner to one vote upon each matter to come before the meeting.

     In accordance with the General Corporation Law of the State of Delaware and the Company's By-Laws, directors will be elected at the Annual Meeting by a plurality of the votes cast. Any other matter to be presented at the Annual Meeting will be determined by the affirmative vote of a majority of the votes cast. In tabulating the vote on any other matter, abstentions will have the same effect as votes against the matter; broker non-votes will be deemed absent shares and have no effect on the outcome of the vote.

     Votes at the Annual Meeting will be tabulated by the inspector of election appointed by the Company for the meeting. The Company has no established procedure for confidential voting.

ITEM 1. ELECTION OF DIRECTORS

     At the Annual Meeting, you will elect a board of seven directors. Each director will hold office until the next annual meeting and until his or her respective successor is elected and qualified. Joyce F. Brown, Frank V. Cahouet, John R. Hall, James R. Mellor, Dan T. Moore, III, William H. Timbers, Jr., and William H. White have been nominated by the Board for election.

     Duly executed and returned proxies representing shares of the Company's common stock held on the Record Date will be voted, unless otherwise specified, in favor of the nominees for the Board. Each of the nominees is a member of the Company's present Board, and has been so since the Company's initial public offering of common stock on July 28, 1998 (the "IPO"). All nominees have consented to serve if elected, but if any becomes unavailable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee.

     The following table presents information concerning the individuals nominated for election as directors of the Company.

                                         AGE AT
              NAME                 SEPTEMBER 30, 1998         PRINCIPAL OCCUPATION
              ----                 ------------------         --------------------
James R. Mellor, Chairman........          68           Retired Chairman and Chief
                                                          Executive Officer of General
                                                          Dynamics Corporation
Joyce F. Brown, Ph.D.............          52           President of the Fashion
                                                          Institute of Technology of the
                                                          State University of New York
Frank V. Cahouet.................          66           Chairman, President and Chief
                                                          Executive Officer of Mellon
                                                          Bank Corporation
John R. Hall.....................          65           Retired Chairman and Chief
                                                          Executive Officer of Ashland,
                                                          Inc.
Dan T. Moore, III................          58           President of Dan T. Moore
                                                          Company, Inc.
William H. Timbers, Jr...........          48           President and Chief Executive
                                                          Officer of USEC Inc.
William H. White.................          44           President and Chief Executive
                                                          Officer of WEDGE Group
                                                          Incorporated

     James R. Mellor served as Chairman and Chief Executive Officer of General Dynamics Corporation from 1994 to 1997, and served as President and Chief Executive Officer from 1993 to 1994. He was previously General Dynamics' President and Chief Operating Officer. He also serves on the Board of Directors of Bergen Brunswig Corporation, Computer Sciences Corporation, General Dynamics Corporation, Howmet International Corporation and Pinkertons Inc.

     Joyce F. Brown is the President of the Fashion Institute of Technology of the State University of New York. From 1994 to 1997, Ms. Brown was a professor of graduate studies at the City University of New York, where she previously held several Vice Chancellor positions. From 1993 to 1994, she served as the Deputy Mayor for Public and Community Affairs in the Office of the Mayor of the City of New York. Ms. Brown also serves on the Board of Directors of Transderm Laboratories Corporation and Unity Mutual Life Insurance Company.

     Frank V. Cahouet has been Chairman and Chief Executive Officer of Mellon Bank Corporation since 1987 and President since 1990. He will retire from these positions on December 31, 1998. Mr. Cahouet is also a director of Avery Dennison Corporation, Saint-Gobain Corporation, and Allegheny Teledyne Incorporated.

     John R. Hall served as Chairman of the Board of Directors of Ashland, Inc. from 1981 to 1997, and served as Chief Executive Officer from 1981 to 1996. He has been Chairman of the Board of Directors of Arch

Coal, Inc. since 1997. Mr. Hall is also a director of Banc One Corporation, The Canada Life Assurance Company, CSX Corporation, Humana Inc., LaRoche Industries, Inc., Reynolds Metals Company and UCAR International Inc.

     Dan T. Moore, III has been the founder, owner and President since 1969 of Dan T. Moore Company, Inc., a developer of a number of advanced materials companies and technologies. Mr. Moore has also been Chairman of the Board of Directors of the Advanced Ceramics Corporation since 1993. He also serves on the Board of Directors of the Hawk Corporation, Invacare Corporation, and the Cleveland Clinic Foundation.

     William H. Timbers, Jr. has been President and Chief Executive Officer of the Company since 1994. He was appointed USEC Transition Manager in March 1993 by President Clinton. Prior to this appointment, Mr. Timbers was President of The Timbers Corporation, an investment banking firm based in Stamford, Connecticut, from 1991 to 1993. Before that, he was a Managing Director of the investment banking firm of Smith Barney, Harris Upham & Co., Inc. in New York and San Francisco.

     William H. White has been President and Chief Executive Officer of WEDGE Group Incorporated since 1997. Mr. White founded and has been the Chairman of the Board of Directors of Frontera Resources Corporation and its predecessor, a privately held international energy company, since 1995, and served as President and Chief Executive Officer from 1995 to 1996. From 1993 to 1995, he served as Deputy Secretary and Chief Operating Officer of the United States Department of Energy. Mr. White also serves on the Board of Directors of Edge Petroleum Corporation.

     THE BOARD RECOMMENDS VOTING FOR ALL NOMINEES, DESIGNATED IN THE PROXY AS
ITEM 1.

MEETINGS AND COMMITTEES OF THE BOARD

     In accordance with the provisions of the By-Laws of the Company, the Board has designated three committees.

     The Audit, Finance and Corporate Responsibility Committee consists of Mr. Cahouet, Chairman, Ms. Brown and Mr. White. This committee is responsible for reviewing the Company's accounting processes, financial controls and reporting systems, as well as the selection of the Company's independent auditors and the scope of the audits to be conducted. It also is responsible for monitoring the policies, practices and programs of the Company in its relations with the government, customers, suppliers, employees, shareholders and the communities in which the Company's production plants are located.

     The Regulatory Affairs Committee consists of Mr. White, Chairman, Mr. Hall and Mr. Timbers. The Regulatory Affairs Committee is responsible for monitoring the Company's compliance with regulatory requirements, including with respect to environmental, health and safety, and nuclear regulatory matters.

     The Compensation Committee consists of Mr. Hall, Chairman, Mr. Mellor, Mr. Cahouet and Mr. Moore. The Compensation Committee is responsible for recommending to the Board overall incentive compensation programs and policies for the Company and for compensation recommendations with respect to the Company's key employees. The Compensation Committee will also establish annual performance objectives under the Company's incentive programs and oversee administration of employee benefit plans.

     The Board has not established a Nominating Committee. The functions typically associated with such committee are performed by the full Board.

     None of the Company's directors were members of the board of directors of the Company's predecessor, the federally-chartered United States Enrichment Corporation, which was wholly owned by the United States Government. The United States Enrichment Corporation board met 14 times in the fiscal year ended June 30, 1998. This board had established a compensation committee, an audit committee and a regulatory affairs committee, all of which conducted their activities in the context of the full Board in fiscal year 1998.

COMPENSATION OF DIRECTORS

     Directors who are not employees currently receive an annual retainer of $20,000 for Board of Directors service. As described below, the Company is developing a compensation program for non-employee directors that will include cash and equity components, as well as an initial stock award, and be targeted to be competitive with the market.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     None of the officers or directors of the Company currently owns any shares of the Company's common stock. Pursuant to an agreement with the U.S. Department of the Treasury, the officers and directors of the Company are prohibited from, and have agreed to use their best efforts to cause their family members not to, acquire any shares or other securities convertible into or exchangeable for shares of common stock for 180 days following consummation of the IPO. This restriction terminates on January 25, 1999.

     As of December 16, 1998, based solely upon a review of filings made by third parties pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, there are no persons who beneficially own more than 5% of the outstanding shares of the Company's common stock.

EXECUTIVE OFFICERS

     Set forth below are the names, ages as of September 30, 1998, offices, period served and business experience of the executive officers of the Company. All of the executive officers serve at the pleasure of the Board of Directors. There are no family relationships between any of the executive officers or between any director and any executive officer, nor any arrangement or understanding between any executive officer and any person pursuant to which the executive officer was selected.

     William H. Timbers, Jr. has been president and Chief Executive Officer of the Company since 1994. For more information about Mr. Timbers, see the appropriate description under the above caption "Election of Directors."

     George P. Rifakes, age 64, has been Executive Vice President, Operations of the Company since 1993. Prior to joining the Company, Mr. Rifakes was Vice President of Commonwealth Edison Company in Chicago, Illinois, where he was employed since 1957 with responsibilities in corporate planning, purchasing, fuel, economic analysis, and least-cost planning and marketing. He also served as President of the Cotter Corporation, a wholly-owned uranium subsidiary of Commonwealth Edison, from 1976 to 1992.

     Henry Z Shelton, Jr., age 55, has been Vice President, Finance and Chief Financial Officer of the Company since 1993. From 1989 to 1993, Mr. Shelton served as a Board member and Vice President, Finance for Sun International Exploration and Production Company, a subsidiary of the Sun Company, Inc., headquartered in London, England. Previously, Mr. Shelton worked for the Sun Company organization for 23 years.

     Robert J. Moore, age 41, has been General Counsel and Secretary of the Company since 1993 and Vice President, General Counsel and Secretary since 1994. Prior to joining USEC, Mr. Moore was appointed to numerous senior legal and policy positions, serving as Director of the California Governor's Office in Washington, D.C. and as General Counsel to two Presidential and Congressional Commissions.

     J. William Bennett, age 51, has been Vice President, Advanced Technology of the Company since 1994. From 1993 to 1994, he served as Vice President, Production of the Company. Immediately before joining the Company, he served as Director of the U.S. Department of Energy's ("DOE") Office of Uranium Enrichment Operations. Prior to that, he was Director of DOE's Office of Geologic Repositories and Director of DOE's Office of Light Water Reactor Technology.

     William J. Bruttaniti, age 49, joined USEC as Vice President and Chief Information Officer in October 1998. Prior to this appointment, Mr. Bruttaniti spent more than two years as a senior manager with KPMG Peat Marwick LLP, most recently serving as interim Chief Information Officer for USEC on a consultancy basis. From 1991 to 1996, Mr. Bruttaniti served as the Chief Information Officer for U.S. Industries, a consumer products manufacturer.

     Richard O. Kingdon, age 43, has been Vice President, Marketing and Sales of the Company since 1993. Prior to joining the Company, Mr. Kingdon was Director, Strategic Planning, at Otis Elevator Company, a division of the United Technologies Corporation. From 1990 to 1993, he was Director, Sales and Marketing, for the Otis United Kingdom operation. Prior to 1990, Mr. Kingdon was a Manager in the consulting firm of Bain & Company.

     James H. Miller, age 49, has been Vice President, Production of the Company since 1995. Before joining the Company, Mr. Miller was President of ABB Environmental Systems, Inc. From 1993 to 1994, he served as President of U.C. Operating Services, a joint venture between Louisville Gas & Electric and Baltimore Gas & Electric Company. From 1986 to 1993, he worked for ABB Resource Recovery Systems, serving as President from 1990 to 1993.

     Philip G. Sewell, age 52, has been Vice President, Corporate Development and International Trade of the Company since April 1998, and Vice President, Corporate Development of the Company since 1993. From 1988 to 1993, Mr. Sewell served as Deputy Assistant Secretary of DOE and was responsible for the overall management of the uranium enrichment program. Mr. Sewell has served in the United States Government for 28 years in various positions of increasing responsibility.

     Darryl A. Simon, age 41, joined USEC as Vice President, Human Resources and Administration in August 1997. Prior to this appointment, Mr. Simon spent seven years with ManorCare Health Services based in Gaithersburg, Maryland, most recently serving as Vice President, Human Resources Planning and Leadership Development. Prior to ManorCare, he held assignments of increasing responsibility within various industries and organizations.

     Charles B. Yulish, age 61, has been Vice President, Corporate Communications of the Company since 1995. Immediately before joining the Company, Mr. Yulish was Executive Vice President and Managing Director of E. Bruce Harrison Co. Prior to joining E. Bruce Harrison Co. in 1993, he served as partner of Holt, Ross and Yulish. Both companies are energy and environmental public relations firms.

CORPORATE RESTRUCTURING

     The Company has announced a restructuring of its corporate organization that is intended to streamline operations, enhance the focus on revenue and costs and increase productivity. The restructuring is expected to become effective on January 1, 1999. Under this more consolidated structure, Mr. Rifakes will become Senior Executive Vice President, overseeing advanced technology programs, including commercialization of the AVLIS laser enrichment technology program, headed by Mr. Bennett, who will remain Vice President, Advanced Technology. Mr. Rifakes will also be responsible for a new long-term strategic business analysis function, to be headed by Mr. Kingdon, who will remain a Vice President. Mr. Miller will become Executive Vice President and will be responsible for production, regulatory affairs and procurement. James N. Adkins will be appointed Vice President, Production. Jeffry E. Sterba will join the Company as Executive Vice President and will be responsible for marketing and sales, corporate development, international trade relations and information technology. Mr. Robert Van Namen will join the Company as Vice President, Marketing and Sales. Mr. Moore will become Senior Vice President and General Counsel, responsible for the legal department, corporate communications, corporate secretary and government affairs. Timothy B. Hansen will be appointed Secretary. Mr. Shelton will become Senior Vice President and Chief Financial Officer and will be responsible for finance, human resources and administration, and investor relations.

SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding the compensation of the Chief Executive Officer and the four most highly paid executive officers of the Company in fiscal years 1998, 1997 and 1996. Because of the 180 day prohibition in the Company's agreement with the U.S. Department of the Treasury, the Company to date has not granted any stock awards or stock appreciation rights or made any long-term incentive plan awards or payouts.

                           SUMMARY COMPENSATION TABLE

                                                             ANNUAL COMPENSATION
                                                             --------------------      ALL OTHER
            NAME AND PRINCIPAL POSITION               YEAR    SALARY      BONUS     COMPENSATION(1)
            ---------------------------               ----   ---------   --------   ---------------
William H. Timbers, Jr..............................  1998   $331,400    $25,000        $7,540
  Chief Executive Officer                             1997    325,000     25,000         7,240
                                                      1996    325,000     25,000         6,950
George P. Rifakes...................................  1998   $290,600    $25,000        $6,400
  Executive Vice President                            1997    285,000     25,000         6,200
                                                      1996    285,000     25,000         6,000
Henry Z Shelton, Jr.................................  1998   $249,800    $25,000        $6,400
  Vice President and Chief Financial Officer          1997    245,000     25,000         6,200
                                                      1996    245,000     25,000         6,000
Robert J. Moore.....................................  1998   $215,200    $25,000        $9,328
  Vice President, General Counsel and Secretary       1997    211,000     25,000         9,198
                                                      1996    211,000     25,000        10,492
James H. Miller.....................................  1998   $203,900    $25,000        $6,400
  Vice President, Production                          1997    200,000     25,000         5,115
                                                      1996    153,800         --            --

---------------
(1) Represents the Company's 401(k) matching contributions and for Mr. Timbers represents the Company's 401(k) matching contributions of $6,400, $6,200, and $6,000 and life insurance premiums of $1,140, $1,040 and $950 in fiscal years 1998, 1997, and 1996, respectively.

PENSION PLAN

     The Company maintains a tax-qualified defined benefit pension plan (the "Company's Retirement Plan") for employees not currently enrolled in either the Civil Service Retirement System or the Federal Employees' Retirement System ("FERS"). The following table provides examples of benefits for the Company's Retirement Plan at the normal retirement age of 65 payable as a life annuity. These benefits are not subject to deductions for Social Security.

                                                           YEARS OF PARTICIPATION AT AGE 65
                                                         ESTIMATED ANNUAL RETIREMENT BENEFITS
                                                 ----------------------------------------------------
          FINAL AVERAGE COMPENSATION                15         20         25         30         35
          --------------------------             --------   --------   --------   --------   --------
$ 50,000.......................................  $ 9,375    $11,250    $13,125    $15,000    $16,875
 100,000.......................................   18,750     22,500     26,250     30,000     33,750
 150,000.......................................   28,125     33,750     39,375     45,000     50,625
 200,000.......................................   30,000     36,000     42,000     48,000     54,000
 250,000.......................................   30,000     36,000     42,000     48,000     54,000
 300,000.......................................   30,000     36,000     42,000     48,000     54,000
 350,000.......................................   30,000     36,000     42,000     48,000     54,000

     Earnings are averaged over the five consecutive calendar years during which a participant's earnings were highest. Earnings include salary, overtime, bonuses and commission. Credited Service is based on the number of plan years (January 1 through December 31) commencing January 1, 1994 during which a participant completes at least 1,000 hours of service.

     As of June 30, 1998, the years of credited service under the retirement plans for Messrs. Timbers, Rifakes, Shelton, Moore and Miller were 4.5, 4.5, 4.5, 5.0 and 2.5, respectively.

SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN

     The Company maintains a supplemental retirement plan (the "SERP") in which Mr. Timbers currently participates. Under the SERP, the participant is entitled to receive a total annual retirement benefit of 60% of final average salary, commencing at age 62. The value of the benefits from the SERP is offset by the benefits from the Retirement Plan and social security benefits.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Company is not a party to any employment or severance agreements.

COMPENSATION OBJECTIVES

     The Company has been developing compensation objectives and programs for the Company's executive officers, non-employee directors, certain key non-officer employees, and employees as a whole. The USEC Inc. 1999 Equity Incentive Plan and the USEC Inc. 1999 Employee Stock Purchase Plan on which you are being asked to vote grew out of these objectives and programs. It is contemplated that the Company's executive compensation program will have four components: (i) a base salary targeted to be competitive with the market; (ii) an annual incentive plan linked to the performance of the Company and comprised of cash and stock incentives; (iii) a long-term incentive plan intended to provide an equity incentive closely aligned with shareholder interests, including a front-loading of stock options to promote executive stock ownership; and (iv) an initial stock award to recognize the efforts of key executives. Additionally, it is expected that a significant portion of the total compensation of executive officers will be at risk, with the at risk component increasing with higher level positions which have greater Company impact. It is contemplated that director compensation would be comprised of cash and equity, with the equity component constituting a significant percentage of the total compensation.

     These compensation components are designed to align the interests of directors, management, and employees with long-term shareholder interests, to promote and encourage employee ownership, and to establish a strong connection between compensation and organizational performance. The USEC Inc. 1999 Equity Incentive Plan should enable the Company to attract and retain key employees and non-employee directors, motivate these individuals by means of performance-related incentives to achieve long-range performance goals, enable these individuals to participate in the long-term growth and financial success of the Company and link compensation to the long-term interests of shareholders. The USEC Inc. 1999 Employee Stock Purchase Plan is intended to encourage all employees to become owners of the Company through share purchases, in order to align their interests to those of shareholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In August 1998, the Company entered into an agreement with James R. Mellor, the Chairman of the Board of Directors, under which Mr. Mellor will provide certain consulting services to the Company. For the period from July 28, 1998 through July 27, 1999, Mr. Mellor will be paid $255,000 for his services under the agreement.

ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed the firm of Arthur Andersen LLP to serve as independent auditors of the Company for the 1999 fiscal year, subject to ratification of this appointment by the shareholders of the Company. The Company has been advised by Arthur Andersen LLP that neither it nor any member thereof has any direct or material indirect financial interest in the Company or any of its subsidiaries in any capacity. One or more representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     THE BOARD RECOMMENDS VOTING FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP, DESIGNATED IN THE PROXY AS ITEM 2.

ITEM 3. ADOPTION OF THE USEC INC. 1999 EQUITY INCENTIVE PLAN

     The USEC Inc. 1999 Equity Incentive Plan (the "Plan") was approved by the Board on December 18, 1998, subject to approval by the shareholders of the Company. The following summary of the Plan is qualified in its entirety by reference to the complete text of the Plan, attached hereto as Annex A.

     The Plan is intended to promote the interests of the Company and its shareholders by (a) attracting and retaining key employees, consultants and non-employee directors of the Company, (b) motivating such individuals by means of performance-related incentives to achieve long-term performance goals, (c) enabling such individuals to participate in the long-term growth and financial success of the Company, and (d) linking compensation to the long-term interests of the shareholders.

     The Plan is designed so that certain awards granted thereunder may comply with the requirements of performance-based compensation under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) generally limits the deductibility of certain compensation in excess of $1 million per year paid by a publicly traded corporation to the following individuals who are employed as of the end of the corporation's tax year: the chief executive officer and the four other executive officers named in the summary compensation table of the corporation's proxy statement ("Covered Officers"). Compensation that qualifies as "performance-based" compensation is, however, exempt from the $1 million deductibility limitation. For compensation granted pursuant to the Plan to qualify for this exemption, among other things, the material terms under which the compensation is to be paid must be disclosed to and approved by shareholders in a separate vote prior to payment, and the compensation must be paid solely on account of the attainment of preestablished, objective performance goals. Accordingly, if the Plan is approved by shareholders and the other conditions of
Section 162(m) relating to performance-based compensation are satisfied, certain compensation paid to Covered Officers pursuant to the Plan will not fail to be deductible under Section 162(m).

GENERAL

     The Plan provides for the granting of awards to such employees and consultants of the Company and its affiliates as the committee of the Board (the "Committee") appointed to administer the Plan may select from time to time. In addition, non-employee directors are eligible to receive the non-employee director awards described below. Approximately 30 employees, 6 non-employee directors and no consultants are currently eligible to participate in the Plan.

     Subject to the adjustment provisions described below, an aggregate of 9,000,000 shares of common stock are reserved for issuance of awards under the Plan, of which 2,250,000 are reserved for issuance of awards other than stock options. Such shares may be authorized but unissued common stock or common stock held in the Company's treasury or a combination thereof. Generally, shares subject to an award that remain unissued upon expiration or cancellation of the award will be available for other awards under the Plan. The closing price of common stock on December 16, 1998, was $14.00 per share on the New York Stock Exchange.

     In the event that stock options or other awards are exercised by delivery of shares of common stock or awards are satisfied by the withholding of shares of common stock, the number of shares available for awards under the Plan will be increased by the number of shares so delivered or withheld. In addition, shares of common stock underlying awards granted solely as an assumption of, or substitution for, outstanding awards previously granted by a separate entity acquired by the Company, or with which the Company combined, will not be counted against the shares of common stock available for awards under the Plan, unless otherwise required by Section 16 of the Securities Exchange Act of 1934.

     Subject to the adjustment provisions described below, the total number of shares of common stock subject to Options (as defined below) granted to any participant in the Plan during any calendar year may not exceed 500,000; provided, however, that during the initial year of the Plan or in the calendar year in which a participant commences employment with the Company, the total number of shares of common stock subject to Options (as defined below) granted to such participant may not exceed 1,000,000.

     In the event that the Committee determines that any dividend, other distribution, recapitalization, stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event, affects the common stock such that an adjustment is appropriate to prevent dilution or enlargement of the benefits under the Plan, then the Committee shall make such adjustments as it deems equitable to the number and kind of shares of Company securities that may thereafter be issued in connection with awards, the limit on individual awards, the number and kind of shares of Company securities subject to each outstanding award, and the exercise price of each award. In addition, if deemed appropriate, the Committee shall provide for an equivalent award, in the event of a merger, consolidation or similar transaction or make provisions for a cash payment to the holder of an outstanding award.

     Awards under the Plan may be made in the form of (a) incentive stock options (which are designed to satisfy the applicable requirements set forth in Section 422 of the Code), (b) non-qualified stock options (incentive stock options and non-qualified stock options are collectively referred to as "Options"), (c) restricted stock, (d) restricted stock units, (e) performance awards, (f) other stock-based awards, including dividend equivalent rights, and
(g) non-employee director awards.

ADMINISTRATION

     The Plan will be administered by the Committee, which will be the Compensation Committee unless the Board appoints a different committee (which may include the entire Board) to administer the Plan. The Committee is authorized, among other things, to interpret and administer the provisions of the Plan, to select the persons to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the Plan. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or an affiliate, or to a committee of such officers or managers, certain of its authorities under the Plan, but solely with respect to participants who are not officers or directors of the Company for purposes of, or who are not otherwise subject to, Section 16 of the Securities Exchange Act of 1934.

AWARDS UNDER THE PLAN

  Stock Options

     Options granted pursuant to the Plan will be exercisable at such time or times, and subject to such other terms and conditions as the Committee determines, in the applicable award agreements or thereafter. The purchase price per share payable upon the exercise of an option (the "option exercise price") will be established by the Committee; provided, however, that the option exercise price may be no less than the fair market value of a share of common stock on the date of grant. The option exercise price is payable in cash (or its equivalent), or by surrender of shares of common stock owned by the participant for at least six months, having a fair market value on the date of exercise equal to the option exercise price, or by any combination of the foregoing. In addition, a participant may elect to pay all or any portion of the aggregate exercise price by having shares of common stock with a fair market value on the date of exercise equal to the aggregate option exercise price withheld by the Company or sold by a broker-dealer. Options may not be exercisable after the expiration of ten years from the date of grant.

  Restricted Stock

     The Committee may grant restricted shares of common stock ("Restricted Stock") to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals and forfeiture provisions) as the Committee may determine, in its discretion. Except for restrictions on transfer and such other restrictions as the Committee may impose, participants will have all the rights of a shareholder with respect to the restricted stock, including dividend and voting rights, unless the Committee determines otherwise.

  Restricted Stock Units

     The Committee may grant restricted stock units ("Restricted Stock Units") to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals and forfeiture provisions) as the Committee may determine, in its discretion. Each Restricted Stock Unit has a value equal to the fair market value of one share of common stock. Restricted Stock Units may be paid out in cash, shares of common stock or other consideration, as determined by the Committee, upon the lapse of the applicable restrictions.

  Performance Awards

     The Committee may grant performance awards to such persons, in such amounts, and subject to such terms and conditions as the Committee may determine, in its discretion. Performance awards may be denominated in cash or shares of common stock, valued, as determined by the Committee, based on the achievement of performance goals over performance periods to be determined by the Committee, and paid, at such time and in such form as the Committee may determine, in the form of a lump sum or installments, or on a deferred basis, in accordance with procedures established by the Committee.

  Other Stock-Based Awards

     The Committee may grant other stock-based awards valued in whole or in part by reference to, or otherwise based on, common stock, including dividend equivalent rights, as the Committee deems consistent with the purposes of the Plan. Subject to the provisions of the Plan, the Committee will determine the persons to whom such other stock-based awards will be granted and all the terms and conditions of such awards.

  Section 162(m) Awards and Performance Goals, Generally

     With respect to performance awards, and specifically, awards intended to comply with Section 162(m), the Plan is designed so that a committee that satisfies the applicable requirements of Section 162(m) may establish performance goals expressed in terms of the achievement of any one or more of the following performance measures: earnings before interest, taxes, depreciation and/or amortization; operating income or profits; return on equity, assets, capital employed or investment; after tax operating income; net income; earnings or book value per share; cash flow(s); total sales or revenues, or sales or revenues per employee; production (separative work units); stock price or total shareholder return; dividends; strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals or goals relating to acquisitions and divestitures; and, except with respect to Section 162(m) awards to Covered Officers, any other performance criteria established by the Committee. Such performance goals may be expressed on an absolute and/or relative basis, may be based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and may employ comparisons relating to capital, shareholders' equity and/or shares outstanding, and/or to assets or net assets. In addition, such performance goals may relate to the performance of the Company, a subsidiary or an operating unit or division or any combination thereof.

     The maximum annual number of shares in respect of which Restricted Stock awards, Restricted Stock Units, performance awards and other stock-based awards that may be granted under the Plan to any Covered Officer cannot exceed 200,000 and the maximum annual amount of any award settled in cash, upon attainment of the applicable performance goals, cannot exceed $2,000,000. Before any awards intended to satisfy Section 162(m) may be paid to Covered Officers, the Committee must certify the extent to which performance goals and any other material terms were satisfied.

  Non-Employee Director Awards

     The Committee may provide that all or any portion of a non-employee director's annual retainer and/or meeting fees may be payable, either automatically, or at the election of the non-employee director, in the form of non-qualified stock options, Restricted Stock or other stock-based awards, including unrestricted shares of common stock. Such awards will be subject to the terms and conditions established by the Committee. In addition, the Board may, in its sole discretion, grant awards of Restricted Stock to non-employee directors pursuant to such terms and conditions as it may deem advisable, so long as such terms and conditions are not inconsistent with any other terms of the Plan.

PLAN AMENDMENT OR TERMINATION

     The Board may from time to time amend, alter, suspend, discontinue or terminate the Plan or any portion thereof; provided, however, that no such amendment or other action may be made without shareholder approval if such approval is required to comply with any tax or regulatory requirement with which the Board deems it necessary or desirable to comply. The Committee may amend, suspend or terminate any award or waive any conditions of any award under the Plan; provided, however, that no such action may affect adversely any of the rights of any participant without the consent of the participant, and the Committee will not have the power to reduce the exercise price of an outstanding option, other than with respect to adjustments in the event of certain corporate events, as described above.

     In addition, the Committee is authorized to make adjustment in the terms and conditions of, and criteria included in, awards in recognition of unusual or nonrecurring events to prevent dilution or enlargement of the benefits or potential benefits available under the Plan, provided that no adjustment will be authorized to the extent that such authority would be inconsistent with the Plan's compliance with Section 162(m), to the extent applicable.

CHANGE IN CONTROL

     In the event of a "change of control" (as defined in the Plan), all outstanding awards will become fully vested and immediately exercisable or payable, and the restrictions applicable to all awards will lapse.

TERM

     The Plan will become effective as of February 2, 1999, provided it has been approved by an affirmative vote of a majority of the votes cast by the holders of the outstanding shares of common stock, and will expire on the tenth anniversary thereof. Awards that are granted prior to the expiration of the Plan, however, may extend beyond the expiration date, and the provisions of the Plan will continue to apply thereto.

NEW PLAN BENEFITS

     Inasmuch as awards under the Plan will be granted at the sole discretion of the Committee, it is not possible to determine the awards that will be made thereunder during 1999.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the Plan. This summary is not intended to be exhaustive or to constitute tax advice and, among other things, does not describe state, local or foreign income and other tax consequences.

  Non-Qualified Stock Options

     An optionee will not recognize any taxable income upon the grant of a non-qualified stock option, and the Company will not be entitled to a tax deduction with respect to such grant. Upon exercise of a non-qualified stock option, the excess of the fair market value of the common stock on the exercise date over the option exercise price will be taxable as ordinary income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such ordinary income, subject to the application of Section 162(m). The optionee's tax basis for the common stock received pursuant to the exercise of a non-qualified stock option will equal the sum of the ordinary income recognized and the exercise price.

     An optionee who pays the option exercise price upon exercise of an option, in whole or in part, by delivering already owned shares of stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances. Rather, such gain or loss recognition will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.

     In the event of a sale of common stock received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss.

  Incentive Stock Options

     An optionee will not recognize any taxable income at the time of grant or timely exercise of an incentive stock option, and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an incentive stock option may, however, give rise to taxable income subject to applicable withholding taxes, and a tax deduction to the Company, if the incentive stock option is not exercised on a timely basis (generally, while the optionee is employed by the Company or within three months after termination of employment) or if the optionee subsequently engages in a "disqualifying disposition," as described below. In addition, the amount by which the fair market value of the common stock on the exercise date of an incentive stock option exceeds the exercise price generally will increase the optionee's alternative minimum taxable income.

     An optionee who pays the option exercise price upon exercise of an option, in whole or in part, by delivering already owned shares of stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances. Rather, such gain or loss recognition will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.

     An optionee will recognize long-term capital gain or loss upon his or her disposition of shares acquired upon the exercise of an incentive stock option if such disposition occurs at least one year after the transfer of the shares to such optionee and at least two years after the date of grant of the incentive stock option. Such long-term capital gain or loss will be measured by the difference between the amount realized on such disposition and the option exercise price. If, however, an optionee disposes of shares acquired upon the exercise of an incentive stock option within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the incentive stock option shares to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such shares and will have the following results: any excess of (a) the lesser of (i) the fair market value of the shares at the time of exercise of the incentive stock option and (ii) the amount realized on such disqualifying disposition of the shares over (b) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income, subject to the application of
Section 162(m). Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not be deductible by the Company.

  Restricted Stock

     A participant will not recognize any income upon the receipt of Restricted Stock unless the participant elects under Section 83(b) of the Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the Restricted Stock at the time of receipt, less any amount paid for the shares. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the participant will generally recognize ordinary income, on the date that the restrictions to which the Restricted Stock are subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount, subject to the application of Section 162(m).

     Generally, upon a sale or other disposition of Restricted Stock with respect to which the participant has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the participant's basis in such shares.

 Restricted Stock Units, Performance Awards and Other Stock-Based Awards

     In general, the grant of Restricted Stock Units, performance awards and other stock-based awards will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such an award, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount, subject to the application of Section 162(m).

     THE BOARD RECOMMENDS VOTING FOR THE PROPOSAL TO ADOPT THE USEC INC. 1999 EQUITY INCENTIVE PLAN, DESIGNATED IN THE PROXY AS ITEM 3.

ITEM 4. ADOPTION OF THE USEC INC. 1999 STOCK PURCHASE PLAN

GENERAL

     The USEC Inc. 1999 Employee Stock Purchase Plan (the "Stock Purchase Plan") was approved by the Board on December 18, 1998, subject to approval by shareholders of the Company.

     The following summary of the Stock Purchase Plan is qualified in its entirety by reference to the complete text of the Stock Purchase Plan, attached hereto as Annex B.

PURPOSE

     The purpose of the Stock Purchase Plan is to provide employees with the opportunity to become part owners of the Company by purchasing shares of common stock through generally semi-annual offerings financed by payroll deductions and/or lump sum payments. In addition, the Stock Purchase Plan is intended to comply with the requirements of Section 423 of the Code, thereby assuring the participants the associated tax advantages. (These tax advantages are described below in the Section entitled "Certain Federal Income Tax Consequences"). For the transfer of stock under the Stock Purchase Plan to qualify for this treatment, the Stock Purchase Plan must be approved by the shareholders of the Company within 12 months of such plan's adoption.

ADMINISTRATION

     The Stock Purchase Plan will be administered by a committee of the Board (the "Committee"), which has been so designated by the Board. The Committee will have full authority to construe and interpret the Stock Purchase Plan, and may make such rules and regulations and establish such procedures for the administration of the Stock Purchase Plan as it deems appropriate.

SHARES AVAILABLE FOR PURCHASE

     Subject to adjustment as described below, the number of shares of common stock that may be sold under the Stock Purchase Plan may not exceed 2,500,000. For purposes of the Stock Purchase Plan, shares of common stock may be authorized but unissued shares, treasury shares or shares purchased on the open market or from private sources.

     In the event that the Committee determines that any dividend, other distribution, recapitalization, stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event, affects the common stock such that an adjustment is appropriate to prevent dilution or enlargement of the benefits under the Stock Purchase Plan, then the Committee shall make such equitable adjustments in the Stock Purchase Plan and then outstanding offering, as it deems necessary or appropriate, including, but not limited to, changing the number of shares of Company securities reserved under the Stock Purchase Plan and the purchase price of the then current offering.

PARTICIPATION AND OFFERINGS

     Subject to certain procedural requirements, all employees of the Company who have at least six months of service and work at least 20 hours per week or five months in any calendar year, will be eligible to participate in the Stock Purchase Plan, except that employees who are five percent or more shareholders of the Company or any subsidiary of the Company will not be eligible to participate.

     The Company estimates that there are approximately 160 employees who are potential participants in the Stock Purchase Plan. However, the Company has announced plans to terminate its contract with the entity currently operating and maintaining the production plants and employing most of the individuals at the plants. It is estimated that after the completion of the transition from this contract, approximately 5,000 additional employees will be potential participants in the Stock Purchase Plan in fiscal year 2000.

     Pursuant to the Stock Purchase Plan, during each offering period (generally a six-month period, or such other period, not to exceed one year, as determined by the Committee), each eligible employee will be permitted to make an election to authorize regular payroll deductions and/or lump sum payments for the purchase of shares of common stock. Subject to the following two sentences, payroll deductions may be in an amount equal to 1% to 10% of the employee's compensation (as defined in the Stock Purchase Plan), as elected by the employee, for each payroll period. Lump sum payments during an offering period, when added to payroll deductions for such offering period, may be in an amount not in excess of 10% of a participant's compensation for that offering period. Under the Stock Purchase Plan, the fair market value of the shares of common stock that may be purchased by any employee during any calendar year may not exceed $25,000.

     Payroll deductions and cash payments will be credited to recordkeeping accounts. At the end of the offering period, shares of common stock will be purchased on behalf of participating employees with their accumulated payroll deductions and/or lump sum payments at a purchase price equal to the lesser of:
(i) 85% of the fair market value of the common stock on the date the offering period begins and (ii) 85% of the fair market value of the common stock on the date the offering period ends. Participants may withdraw from the Stock Purchase Plan during an offering period and will receive their accumulated payroll deductions and/or lump sum payments, but may not resume participation until the following offering period.

CHANGE IN CONTROL

     Upon the occurrence of a change in control (as defined in the Stock Purchase Plan), if the Committee determines that the operation or administration of the Stock Purchase Plan could prevent participants from obtaining the benefit of accrued purchase rights thereunder, the Stock Purchase Plan may be terminated in any manner deemed by the Committee to provide equitable treatment to participants. Equitable treatment may include, but is not limited to, payment of amounts contributed, with interest, plus an additional amount calculated by multiplying the number of shares that otherwise would have been purchased for the participant immediately prior to the change in control at the purchase price determined as of the first day of the offering period, by the difference between the highest price paid per share of common stock in connection with the change in control and the purchase price as of the first day of the offering period.

NONTRANSFERABLE RIGHT TO PURCHASE

     Neither payroll deductions, nor other payments credited to a participant's account, nor any rights with respect to the purchase of shares of common stock that are granted to a participant under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way, other than by will, the laws of descent and distribution or beneficiary designation.

AMENDMENT OR DISCONTINUANCE

     The Board may, from time to time, alter, amend, suspend or discontinue the Stock Purchase Plan, or alter or amend any agreements under the Stock Purchase Plan; provided, however, that to the extent required by Sections 423 or 424 of the Code or any other tax or regulatory requirement, including approval requirements for exemptive relief under Section 16(b) of the Securities Exchange Act of 1934, no such amendment, termination or similar action may be made or taken without the requisite approval of shareholders entitled to vote thereon.

TERM

     The Stock Purchase Plan will become effective upon its approval by an affirmative vote of a majority of the votes cast by the holders of the outstanding shares of common stock, and will expire on the tenth anniversary thereof, or, if earlier, when the limitation on the total number of shares of common stock reserved for issuance under the Stock Purchase Plan has been reached. Rights to purchase shares that are granted prior to the expiration of the Stock Purchase Plan, however, may extend beyond the expiration date, and the provisions of the Stock Purchase Plan will continue to apply thereto.

NEW PLAN BENEFITS

     Inasmuch as the amount of benefits to be received by each participant is determined by his or her elections, the amount of future benefits to be allocated to any individual or group of individuals under the Stock Purchase Plan is not determinable.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to purchases under the Stock Purchase Plan. This summary is not intended to be exhaustive or to constitute tax advice, and, among other things, does not describe state, local or foreign income and other tax consequences. For purposes of this discussion, the right to purchase shares under the Stock Purchase Plan is described as an option.

     The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Code. Assuming such qualification, a participant will not recognize any taxable income as a result of participating in the plan, exercising options granted pursuant to such plan or receiving shares of common stock purchased pursuant to such options. A participant may, however, be required to recognize taxable income as described below.

     If a participant disposes of any shares of common stock purchased pursuant to the Stock Purchase Plan after the later to occur of (i) two years from the grant date for the related option and (ii) one year after the exercise date for the related option (such disposition, a "Qualifying Transfer"), or if he or she dies (whenever occurring) while owning any shares purchased under the Stock Purchase Plan, the participant generally will recognize compensation income for the taxable year in which such disposition or death occurs, in an amount equal to the lesser of (i) the excess of the market value of the disposed shares at the time of such disposition over its purchase price, and (ii) 15% of the market value of the disposed shares on the grant date for the option to which such disposed shares relate. In the case of a Qualifying Transfer, (a) the basis of the disposed shares will be increased by an amount equal to the amount of compensation income so recognized, and (b) the participant will recognize a capital gain or loss, as the case may be, equal to the difference between the amount realized from the disposition of the shares and the basis for such shares.

     If the participant disposes of any shares other than by a Qualifying Transfer, the participant generally will recognize compensation income in an amount equal to the excess of the market value of the disposed shares on the date of disposition over their purchase price. In such event, the Company generally will be entitled to a tax deduction equal to the amount of compensation income recognized by the participant. Otherwise, the Company will not be entitled to any tax deduction with respect to the grant or exercise of options under the Stock Purchase Plan or the subsequent sale by participants of shares purchased pursuant to the Stock Purchase Plan. A transfer by the estate of the participant of shares purchased by the participant under the Stock Purchase Plan has the same federal income tax effects on the Company as a Qualifying Transfer.

     THE BOARD RECOMMENDS VOTING FOR THE PROPOSAL TO ADOPT THE USEC INC. 1999 EMPLOYEE STOCK PURCHASE PLAN, DESIGNATED IN THE PROXY AS ITEM 4.

PROPOSALS BY SHAREHOLDERS

     In order to be considered for inclusion in the Company's proxy statement for the next annual meeting of Shareholders, proposals from shareholders must be received by the Secretary of the Company at Two Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland 20817 not later than August 28, 1999.

OTHER MATTERS

     The Board knows of no matters to be presented for action at the meeting other than those mentioned above. However, if any other matters properly come before the meeting, it is intended that the persons named in the Company's form of proxy will vote on such other matters in accordance with their judgment of the best interests of the Company.

                                          By Order of the Board of Directors of
                                          USEC Inc.

                                          /s/ ROBERT J. MOORE
                                          Robert J. Moore
                                          Vice President, General Counsel and
                                          Secretary

Bethesda, Maryland
December 28, 1998

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, TWO DEMOCRACY CENTER, 6903 ROCKLEDGE DRIVE, BETHESDA, MARYLAND 20817.

                                                                         ANNEX A

                      USEC INC. 1999 EQUITY INCENTIVE PLAN

SECTION 1.

     PURPOSE. The purposes of the USEC Inc. 1999 Equity Incentive Plan (the "Plan") are to promote the interests of USEC Inc. (the "Company") and its shareholders by (i) attracting and retaining key employees, consultants and non-employee directors of the Company and its Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; and (iv) linking compensation to the long-term interests of shareholders. With respect to any awards granted under the Plan that are intended to comply with the requirements of "performance-based compensation" under Section 162(m) of the Code (as defined below), the Plan shall be interpreted in a manner consistent with such requirements.

SECTION 2.

     DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

          "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest and (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, in each case as determined by the Committee.

          "Award" shall mean any Option, Restricted Stock Award, Restricted Stock Unit, Other Stock-Based Award or Performance Award.

          "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

          "Board" shall mean the Board of Directors of the Company.

          "Cause" shall mean, unless otherwise defined in the applicable Award Agreement, (i) the engaging by the Participant in willful misconduct that is injurious to the Company or its Affiliates, (ii) the embezzlement or misappropriation of funds or property of the Company or its Affiliates by the Participant, or the conviction of the Participant of a felony or the entrance of a plea of guilty or nolo contendere by the Participant to a felony, or (iii) the willful failure or refusal by the Participant to substantially perform his or her duties or responsibilities that continues after being brought to the attention of the Participant (other than any such failure resulting from the Participant's incapacity due to Disability). For purposes of this paragraph, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by him or her not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company. Any determination of Cause shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.

          "Change in Control" shall mean, unless otherwise defined in the applicable Award Agreement, a change in control of the Company, which will be deemed to have occurred if:

             (i) any "Person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (C) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Shares), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

             (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date (as defined in Section 16(a) of the Plan), constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of the Plan or whose appointment, election or nomination for election was previously so approved or recommended;

             (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above), directly or indirectly, acquired 40% or more of the combined voting power of the Company's then outstanding securities (not including any securities acquired directly from the Company or its Affiliates); or

             (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" shall mean a committee of the Board (which may include the entire Board) designated by the Board to administer the Plan. The Committee shall be the Compensation Committee or a sub-committee thereof, unless the Board shall appoint another committee to administer the Plan. Notwithstanding the foregoing, for purposes of discretionary awards granted to Non-Employee Directors pursuant to Section 10 of the Plan, references to the Committee shall be deemed to be references to the Board.

          "Covered Officer" shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a "covered employee" of the Company within the meaning of Section 162(m); provided, however, that the term "Covered Officer" shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a "covered employee" with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a "covered employee" with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid.

          "Disability" shall mean, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as such under the Company's then current long-term disability plan.

          "Employee" shall mean an employee of the Company or of any Affiliate.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" with respect to the Shares, as of any date, shall mean (i) the closing sales price of the Shares on the New York Stock Exchange, or any other such exchange on which the shares are traded, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (ii) in the event there is no public market for the Shares, the fair market value as determined, in good faith, by the Committee in its sole discretion.

          "Incentive Stock Option" shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          "Non-Qualified Stock Option" shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

          "Non-Employee Director" shall mean a member of the Board who is not an employee of the Company or any of its Affiliates.

          "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

          "Other Stock-Based Award" shall mean any award granted under Section 9 of the Plan.

          "Participant" shall mean any Employee, Non-Employee Director or consultant who receives an Award under the Plan.

          "Performance Award" shall mean any right granted under Section 8 of the Plan.

          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

          "Restricted Stock" shall mean any Share granted under Section 7 of the Plan.

          "Restricted Stock Unit" shall mean any unit granted under Section 7 of the Plan.

          "Retirement" shall mean, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from the employ or service of the Company and any of its Affiliates in accordance with the terms of the applicable Company retirement plan or, if a Participant is not covered by any such plan, retirement on or after such Participant's 65th birthday.

          "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

          "Section 16" shall mean Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

          "Section 162(m) shall mean Section 162(m) of the Code and the rules promulgated thereunder or any successor provision thereto as in effect from time to time.

          "Shares" shall mean shares of the common stock, $0.10 par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

          "Substitute Awards" shall mean Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

SECTION 3.

     ADMINISTRATION.

     (a) Authority of Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award;
(v) determine whether, to what extent, and under what circumstances Awards may be settled, or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;
(vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     (b) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any Employee, any Non-Employee Director and any consultant.

     (c) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Participants who are not officers or directors of the Company for purposes of Section 16 or who are otherwise not subject to such Section.

     (d) No Liability. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

SECTION 4.

     SHARES AVAILABLE FOR AWARDS.

     (a) Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Awards may be granted under the Plan shall be 9,000,000 and the number of Shares with respect to which Awards (other than Options) may be granted under the Plan shall be 2,250,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), no Participant may receive Options under the Plan in any calendar year that relate to more than 500,000 Shares; provided, however, a Participant may receive Options that relate to up to 1,000,000 Shares during the initial year of the Plan or in the calendar year in which the Participant's employment with the Company begins.

     (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable: (i) adjust any or all of (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (2) the maximum number of Shares subject to Awards granted to a Participant pursuant to Sections 4(a) and 11(b) of the Plan, (3) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards and (4) the grant or exercise price with respect to any Award; (ii) if deemed appropriate, provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that (A) with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended and (B) with respect to any Award no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m), unless otherwise determined by the Committee.

     (c) Substitute Awards. Any Shares underlying Substitute Awards shall not, unless required by Section 16, be counted against the Shares available for Awards under the Plan.

     (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

SECTION 5.

     ELIGIBILITY. Any Employee (including any officer or employee-director of the Company or any Affiliate who is not a member of the Committee), Non-Employee Director or consultant shall be eligible to be designated a Participant; provided that Non-Employee Directors shall only be eligible to receive Awards granted pursuant to Section 10.

SECTION 6.

     STOCK OPTIONS.

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the option price and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

     (b) Exercise Price. The Committee in its sole discretion shall establish the exercise price at the time each Option is granted. Except in the case of Substitute Awards, the exercise price of an Option may not be less than the Fair Market Value on the date of grant of such Option.

     (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of options, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. Notwithstanding the foregoing, an Option shall not be exercisable after the expiration of ten years from the date such Option was granted.

     (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price is received by the Company. Such payment may be made in cash, or its equivalent, or by exchanging Shares owned by the Participant for at least six months (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price. A Participant may elect to pay all or any portion of the aggregate exercise price by having Shares with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer.

SECTION 7.

     RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

     (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

     (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement.

     (d) Dividends and Distributions. Dividends and other distributions paid on or in respect of Restricted Stock or Restricted Stock Units may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

SECTION 8.

     PERFORMANCE AWARDS.

     (a) Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a "Performance Award," which shall consist of a right that is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

     (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

     (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

SECTION 9.

     OTHER STOCK-BASED AWARDS. The Committee shall have authority to grant to Participants an "Other Stock-Based Award," which shall consist of any right that is (i) not an Award described in Sections 6 through 8 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

SECTION 10.

     NON-EMPLOYEE DIRECTOR AWARDS. The Committee may provide that all or a portion of a Non-Employee Director's annual retainer and/or meeting fees be payable (either automatically or at the election of a Non-Employee Director) in the form of Nonqualified Stock Options, Restricted Stock and/or Other Stock-Based Awards, including unrestricted Shares. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Awards. In addition, the Committee may, in its sole discretion, grant awards of Restricted Stock to Non-Employee Directors pursuant to such terms and conditions as it may deem advisable, so long as such terms and conditions are not inconsistent with any other terms of the Plan.

SECTION 11.

     PROVISIONS APPLICABLE TO COVERED OFFICERS AND PERFORMANCE-BASED AWARDS.

     Notwithstanding anything in the Plan to the contrary, unless the Committee determines otherwise, all performance-based Restricted Stock Awards, Restricted Stock Units, Performance Awards, or other Stock-Based Awards shall be subject to the terms and provisions of this Section 11.

     (a) The Committee may grant Restricted Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards to Covered Officers that vest or become exercisable upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 11, performance goals shall be limited to one or more of the following Company, subsidiary, operating unit or division financial performance measures:

    (i) earnings before interest, taxes, depreciation and/or amortization
    (ii)    operating income or profit
    (iii) return on equity, assets, capital, capital employed, or investment
    (iv)    after tax operating income
    (v)     net income
    (vi)    earnings or book value per share
    (vii)   cash flow(s)
    (viii)  total sales or revenues or sales or revenues per employee
    (ix)    production (separative work units or SWUs)
    (x)     stock price or total shareholder return
    (xi)    dividends
    (xii) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures
    (xiii)  except in the case of Section 162(m) awards to Covered
            Officers, any other performance criteria established by the Committee or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders' equity and/or shares outstanding, or to assets or net assets.

     (b) With respect to any Participant, the maximum annual number of shares in respect of which Restricted Stock Awards, Performance Awards and Other Stock-Based Awards may be granted under the Plan is 200,000 and the maximum annual amount of any Award settled in cash is $2,000,000.

     (c) To the extent necessary to comply with Section 162(m), with respect to Restricted Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by

Section 162(m) of the Code), the Committee shall, in writing, (A) select the performance goal or goals applicable to the performance period, (B) establish the various targets and bonus amounts which may be earned for such performance period and (C) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period.

SECTION 12.

     TERMINATION OF EMPLOYMENT/SERVICE. The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a termination of employment/service, including a termination by the Company without Cause, by a Participant voluntarily, or by reason of death, Disability or Retirement.

SECTION 13.

     CHANGE IN CONTROL. Upon a Change in Control, all outstanding Awards shall vest, become immediately exercisable or payable or have all restrictions lifted.

SECTION 14.

     AMENDMENT AND TERMINATION.

     (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply.

     (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary; and provided further that the Committee shall not have the power to amend the terms of previously granted Awards to reduce, or cancel such Awards and grant substitute Awards which would have the effect of reducing the exercise price except pursuant to paragraph (c) below.

     (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m), unless otherwise determined by the Committee.

SECTION 15.

     GENERAL PROVISIONS.

     (a) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

     (b) Transferability. Except as provided below, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution. Notwithstanding the foregoing, a Participant may transfer any vested Award, other than an Incentive Stock Option, to members of his or her immediate family (defined as his or her spouse, children or grandchildren) or to one or more trusts for the exclusive benefit of such immediate family members or partnerships in which such immediate family members are the only partners if the Award Agreement so provides, the transfer is approved by the Committee and the Participant does not receive any consideration for the transfer. Any such transferred Award shall continue to be subject to the same terms and conditions that were applicable to such Award immediately prior to its transfer (except that such transferred Award shall not be further transferable by the transferee).

     (c) No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Non-Employee Directors, consultants, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

     (d) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (e) Withholding. A participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise, or payments of any Award.

     (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Award Agreement shall prevail.

     (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (i) No Rights as Shareholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Stock.

     (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to the conflict of law principles thereof.

     (k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal or non-U.S. securities laws and any other laws to which such offer, if made, would be subject.

     (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 16.

     TERM OF THE PLAN.

     (a) Effective Date. The Plan shall be effective as of February 2, 1999, provided it has been approved by the Company's shareholders.

     (b) Expiration Date. No new Awards shall be granted under the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

                                                                         ANNEX B

                  USEC INC. 1999 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.

     PURPOSE. The purpose of the USEC Inc. 1999 Employee Stock Purchase Plan (the "Plan") is to provide employees of USEC Inc. (the "Company") and its subsidiaries with an opportunity to become part owners of the Company by purchasing Shares (as defined below) through annual offerings financed by payroll deductions and/or lump sum payment contributions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of Code (as defined below). The provisions of the Plan shall be construed accordingly.

SECTION 2.

     DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

          "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest and (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, in each case as determined by the Committee.

          "Board" shall mean the Board of Directors of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Change in Control" shall mean, unless otherwise defined in an Agreement, a change in control of the Company, which will be deemed to have occurred if:

             (i) any "Person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (C) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Shares), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

             (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date (as defined in Section 12(a) of the Plan), constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of the Plan or whose appointment, election or nomination for election was previously so approved or recommended;

             (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above), directly or indirectly, acquired 40% or more of the combined voting power of the Company's then outstanding securities (not including any securities acquired directly from the Company or its Affiliates); or

             (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          "Committee" shall mean a committee of the Board designated by the Board to administer the Plan.

          "Compensation" shall mean the total earnings, prior to withholding, paid to an Employee during the applicable pay period, including overtime and bonus payments. Compensation shall exclude relocation expenses, tax gross ups, referral bonuses, tuition reimbursement, the imputed value of group life insurance, car allowances, contest earnings, any employer contributions to a 401(k) plan, or other similar extraordinary remuneration received by such Employee.

          "Employee" shall mean any individual who is an employee of the Company or of any Subsidiary whose customary employment with the Company is at least twenty (20) hours per week or five (5) months in any calendar year (within the meaning of Sections 423(b)(4) (B) and (C) of the Code, respectively). For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the Employee's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          "Enrollment Date" shall mean the first day of each Offering Period.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" with respect to the Shares, as of any date, shall mean (i) the closing sales price of the Shares on the New York Stock Exchange or any other such exchange on which the Shares are traded, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) in the event there is no public market for the Shares, the fair market value as determined, in good faith, by the Committee in its sole discretion.

          "Offering Period" shall mean a period of approximately six (6) months, or such other period (not to exceed one year) as determined by the Committee.

          "Participant" shall mean an Employee who elects to participate in the Plan by filing an Enrollment Form (as defined in Section 6(b) hereof).

          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

          "Purchase Date" shall mean the date the Plan administrator shall acquire Shares for Participants (which shall be the last day of the Offering Period, unless otherwise determined by the Committee).

          "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

          "Shares" shall mean shares of the common stock, $0.10 par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

          "Subsidiary" shall mean a subsidiary of the Company as defined under
     Section 424(f) of the Code.

SECTION 3.

     ADMINISTRATION.

     (a) Authority of Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to construe and interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem necessary or desirable for the administration of the Plan, including, but not limited to, the determination of Offering Periods hereunder.

     (b) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary, any Participant, any Employee, and any designated beneficiary.

     (c) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Subsidiary, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to administer the Plan.

     (d) No Liability. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan.

     (e) Agreements. The Committee may in its sole discretion determine from time to time that the Company shall offer to enter into agreements hereunder ("Agreements") with all of the Participants, provided, however, that it shall be under no obligation to do so.

SECTION 4.

     SHARES AVAILABLE FOR AWARDS.

     (a) Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares which may be sold under the Plan shall not exceed 2,500,000 shares. In the event that any Shares offered during an Offering Period are not purchased, such unpurchased Shares may again be sold under the Plan.

     (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem appropriate make such equitable adjustments in the Plan and the then outstanding offerings as it deems necessary and appropriate, including but not limited to changing the number of Shares reserved under the Plan and the price of the current offering.

     (c) Source of Shares. Shares which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, or by issuing authorized but unissued Shares. Any issuance of authorized but unissued Shares shall be approved by the Board or the Committee. Authorized but unissued Shares may not be delivered under the Plan if the purchase price thereof is less than the par value of the Shares. Subject to the provisions of Section 11(i) below, fractional Shares may not be issued and sold under the Plan.

     (d) Oversubscription. If the number of Shares that Participants become entitled to purchase is greater than the number of Shares offered in a particular Offering Period or remaining available, the available Shares shall be allocated by the Committee among such Participants in such manner as it deems fair and equitable.

SECTION 5.

     ELIGIBILITY. All Employees (including Employees who are directors) of the Company or of any Subsidiary designated by the Committee, will be eligible to participate in the Plan, in accordance with such rules as may be prescribed from time to time; provided, however, that such rules shall neither permit nor deny participation in the Plan contrary to the requirements of the Code (including, but not limited to, Sections 423(b)(3), (4) and (5) thereof) and regulations promulgated thereunder. No Employee shall be eligible to participate in the Plan until the completion of six (6) months of service. During an Offering Period, no Employee may participate under the Plan if such Employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For purposes of the preceding sentence, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an Employee, and Shares which the Employee would be permitted to purchase under the current Offering Period shall be treated as Shares owned by the Employee.

SECTION 6.

     PARTICIPATION AND OFFERINGS.

     (a) The Company may authorize one or more Offering Periods to Employees to purchase Shares under the Plan. The Committee may at any time suspend an Offering Period if required by law or if the Committee determines in good faith that it is in the best interests of the Company.

     (b) Eligible Employees may become Participants in such Offering Periods at such time(s) as determined by the Committee by filing a form of enrollment ("Enrollment Form") with the Company authorizing specified regular payroll deductions or lump-sum payments. Subject to paragraph (c) below, payroll deductions for such purpose shall be in one percent (1%) increments of Compensation subject to a minimum of one percent (1%) and a maximum deduction of ten percent (10%) of Compensation per pay period. Notwithstanding the foregoing, in no event may the sum of a Participant's lump sum contributions and payroll deductions exceed 10% of a participant's Compensation for the applicable Offering Period.

     (c) Notwithstanding anything else contained herein, no Employee may purchase Shares under this Plan and any other qualified employee stock purchase plan (within the meaning of Section 423 of the Code) of the Company or its Subsidiaries at a rate which exceeds $25,000 of Fair Market Value of Shares for each calendar year in which a purchase is executed. For purposes of this Section, Fair Market Value shall be determined as of the first date of the applicable Offering Period.

     (d) The Company and participating Subsidiaries will establish Participant recordkeeping accounts authorizing a payroll deduction pursuant to Section 6(b).

     (e) A Participant may, by written notice at any time during the Offering Period, direct the Company to reduce or increase payroll deductions (or, if the payment for Shares is being made through periodic lump sum payments, notify the Company that such payments will be increased, reduced, or terminated), subject to a maximum of one change per Offering Period.

     (f) A Participant may elect to withdraw all of his or her entire account prior to the end of the Offering Period. No partial withdrawal will be permitted unless otherwise determined by the Committee. Any such withdrawal will terminate such Participant's participation for the remainder of the Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new Enrollment Form.

     (g) As of the last day of the Offering Period, the recordkeeping account of each Participant shall be totaled. Subject to the provisions of Section 6(f) above, if such account contains sufficient funds to purchase one or more Shares as of that date, the employee shall be deemed to have purchased the largest number of Shares at the price determined under Section 7 below; such Participant's account will be charged, on that date, for the amount of the purchase, and for all purposes under the Plan the Participant shall be deemed to have acquired the Shares on that date. The registrar for the Company will make an entry on its books and records evidencing that such Shares have been duly issued as of that date; provided, however, that a

Participant may, in the alternative, elect in writing prior thereto to receive a stock certificate representing the amount of such full Shares acquired (and any remaining balance shall be returned to such Participant by check or remain in the recordkeeping account for the succeeding Offering Period).

     (h) Each Participant may be requested to notify the Company of any disposition of Shares purchased pursuant to the Plan prior to the expiration of the holding periods set forth in Section 423(a) of the Code.

SECTION 7.

     PURCHASE PRICE. The purchase price of a Share pursuant to a transaction under the Plan shall be the lesser of: (a) 85% of the Fair Market Value of a Share on the Enrollment Date of the applicable Offering Period, and (b) 85% of the Fair Market Value of a Share on the Purchase Date of the applicable Offering Period.

SECTION 8

     TERMINATION OF EMPLOYMENT. Unless otherwise specified in an Agreement, upon a Participant's ceasing to be an Employee of the Company or a participating Subsidiary, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's account during the Offering Period, but not yet used, shall be returned to the Participant or, in the case of his or her death, to the Participant's designated beneficiary or estate.

SECTION 9.

     TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights with regard to the purchase of Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, laws of descent and distribution, or beneficiary designation) by a Participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with
Section 6(f) hereof.

SECTION 10.

     CHANGE IN CONTROL. Unless otherwise specified in an Agreement, notwithstanding anything in the Plan to the contrary, in the event of a Change in Control of the Company, if the Committee determines that the operation or administration of the Plan could prevent Participants from obtaining the benefit of accrued purchase rights under the Plan, the Plan may be terminated in any manner deemed by the Committee to provide equitable treatment to Participants. Equitable treatment may include, but is not limited to, payment to each Participant of the amount of contributions and interest standing to such Participant's account as of the date of the Change in Control, plus an additional amount determined by (A) calculating the number of full Shares that could have been purchased for the Participant immediately prior to the Change in Control at the purchase price (determined under Section 7 at the beginning of the Offering Period (the "Purchase Price")) and (B) multiplying that number of Shares by the difference between the Purchase Price per Share and the highest price paid per Share in connection with the Change in Control of the Company.

SECTION 11.

     GENERAL PROVISIONS.

     (a) Amendments. The Board may, from time to time, alter, amend, suspend, or discontinue the Plan or alter or amend any and all Agreements; provided, however, that no such action of the Board may, without the approval of the shareholders, make any amendment for which shareholder approval is necessary to comply with any tax or regulatory requirement, including for this purpose, any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Exchange Act or Sections 423 and 424 of the Code.

     (b) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employment of the Company or any Subsidiary. Further, the Company or any

Subsidiary may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan.

     (c) No Rights as Shareholder. Subject to the provisions of the Plan, no Participant or holder or beneficiary of any purchase shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until such Shares have been purchased pursuant to Section 6(g) hereof.

     (d) Obligatory Status. Participation in the Plan shall impose no obligation upon a Participant to purchase any Shares under the Plan.

     (e) Application of Funds. The proceeds received by the Company from the sale of Shares pursuant to purchases under the Plan will be used for general corporate purposes.

     (f) Severability. If any provision of the Plan becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person, or would disqualify the Plan or any purchase under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be stricken as to such jurisdiction or person, and the remainder of the Plan shall remain in full force and effect.

     (g) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof.

     (h) Other Laws. The Committee may refuse to issue or transfer any Shares if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the purchase of such Shares shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no Plan provision shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal or non-U.S. securities laws and any other laws to which such offer, if made, would be subject.

     (i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. Any payroll deductions or lump sum contributions credited to a Participant's account which are not sufficient to purchase a full share shall be retained in the Participant's recordkeeping account for the subsequent Offering Period, subject to early withdrawal by the Participant as provided in Section 6(f) hereof, or distributed as a cash payment on the Purchase Date.

     (j) Shareholder Approval. This Plan shall not be effective until approved by the shareholders of the Company as provided in Section 423(b)(2) of the Code and the regulations thereunder.

     (k) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 12.

     TERM OF THE PLAN.

     (a) Effective Date. The Plan shall be effective as of February 2, 1999, provided it has been approved by the Company's shareholders.

     (b) Expiration Date. The Plan shall terminate on the tenth anniversary of the Effective Date or, subject to the provisions of Sections 4(d) and 11(a) above, coincident with the completion of any offering under which the limitation on the total number of Shares in Section 4(a) above has been reached, if earlier.

                                   DETACH HERE

                                      PROXY

                                    USEC Inc.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                    USEC Inc.
      FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 2, 1999

The undersigned, having received the notice and accompanying Proxy Statement for said meeting, hereby appoints James R. Mellor, William H. Timbers, Jr., and Robert J. Moore, and each of them, with full power of substitution, as the undersigned's proxy to vote at the Annual Meeting of Shareholders of USEC Inc. to be held on Tuesday, February 2, 1999 at 10:00 a.m. (local time) at the Bethesda Marriott Hotel, 5151 Pooks Hill Road, Bethesda, Maryland, (the "Annual Meeting"), or any adjournments or postponements thereof, all the shares of common stock of USEC Inc. which the undersigned is entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse of this card and in their discretion upon such other business as may be properly brought before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors of USEC Inc. recommends that you vote FOR the director nominees as listed in proposal 1, FOR ratification of the appointment of Arthur Andersen LLP as independent auditors of USEC Inc., FOR adoption of the USEC Inc. 1999 Equity Incentive Plan and FOR adoption of USEC Inc. 1999 Employee Stock Purchase Plan. Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

---------------                                                  ---------------
/ SEE REVERSE /    CONTINUED AND TO BE SIGNED ON REVERSE SIDE    / SEE REVERSE /
     SIDE                                                             SIDE

[USEC logo]
















                                   DETACH HERE

/x/   Please mark
      votes as in
      this example.

--------------------------------------------------------------------------------
/     The Board of Directors recommend a vote FOR proposals 1, 2, 3 and 4.     /
--------------------------------------------------------------------------------


1. Election of Directors.
   Nominees: Joyce F. Brown, Frank V. Cahouet,
   John R. Hall, James R. Mellor, Dan T. Moore, III,
   William H. Timbers, Jr., William H. White

                                              MARK HERE     / /
FOR     / /                / / WITHHELD       IF YOU PLAN TO
ALL                            FROM ALL       ATTEND THE
NOMINEES                       NOMINEES       MEETING

/ /
   ----------------------------------         MARK HERE     / /
FOR ALL NOMINEES, except as noted above       FOR ADDRESS
                                              CHANGE AND
                                              NOTE BELOW

                                                FOR      AGAINST    ABSTAIN

2. Ratification of appointment of Arthur        / /        / /        / /
   Andersen LLP as independent auditors
   of USEC Inc.

3. Adoption of USEC Inc. 1999 Equity            / /        / /        / /
   Incentive Plan.

4. Adoption of USEC Inc. 1999 Employee          / /        / /        / /
   Stock Purchase Plan.

5. In their discretion, the proxies are authorized to vote with respect to any other business which may properly come before the annual meeting or at any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY
USING THE ENCLOSED ENVELOPE EVEN IF YOU PLAN TO
ATTEND THE MEETING.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD
EACH SIGN. WHEN  SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.


SIGNATURE: _____________ DATE: ________ SIGNATURE: _____________ DATE: ________